Exhibit 32.0

CERTIFICATION AS REQUIRED BY RULE 13a-14(b) AND 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 1st Independence Financial Group, Inc. (the “Company”) on Form 10-KSB for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Arthur L. Freeman, Chairman and Chief Executive Officer, N. William White, President, and R. Michael Wilbourn, Executive Vice President and CFO, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arthur L. Freeman	/s/ N. William White	/s/ R. Michael Wilbourn
Arthur L Freeman	N. William White	R. Michael Wilbourn
Chairman and Chief Executive Officer	President	Executive Vice President and Chief Financial Officer
(Chief Financial and Accounting Officer)

December 29, 2004